EXHIBIT 10.32


                       COMERICA LEASING CORPORATION

                          INTERIM LEASE SCHEDULE

Interim Schedule No. 001A                    THE COLONEL'S, INC.
                                             (Lessee)

Lease Agreement No. 2885                     COMERICA LEASING CORPORATION
                                             (Lessor)


1. LEASE AGREEMENT: This Interim Lease Schedule ("Schedule") is part of and subject to a certain Lease Agreement bearing the above Lease Agreement Number, dated December 21, 1993, made by and between COMERICA LEASING CORPORATION, herein ("CLC"), as Lessor, and THE COLONEL'S, INC., as Lessee, together with any amendments, attachments and exhibits thereto (herein called "Lease Agreement") which is hereby incorporated by reference and made a part hereof. In the event of a conflict between this Schedule and the Lease Agreement, the provisions of the Lease Agreement shall prevail.

2.   DESCRIPTION OF EQUIPMENT ("Equipment"):

           Equipment as further described on attached Exhibit A.

3. LOCATION: The Equipment described above shall be delivered to the Lessee and located at 951 Aiken Road, Owosso, Michigan 49224.

4. INTERIM LEASE SCHEDULE: CLC and Lessee hereby agree that CLC shall purchase certain equipment chosen by Lessee, as described above, and which is acceptable to Lessee. CLC agrees to lease said Equipment to Lessee, pursuant to the terms of this Schedule, the terms of the Lease Agreement and consistent with the terms of any other document referred to herein. This Schedule shall be evidence of CLC's payment in full or in part for the Equipment and Lessee's agreement to enter into a permanent Lease Schedule and to repay to CLC all amounts advanced pursuant to the terms of this Schedule and the Lease Agreement.

5. TITLE ACQUISITION: CLC and Lessee agree, pursuant to a proposal letter or proposed permanent Lease Schedule attached hereto, that CLC, at the Lessee's request, will make payments as set for the below in subsection a, b, and c, to acquire security interest in the equipment. Upon the selection of one of the following subsections, the other subsections shall not apply.






     a. REIMBURSEMENT OF LESSEE: Lessee has made certain payments for the Equipment, for which Lessee shall be reimbursed by CLC. Simultaneously with the execution of this Schedule, Lessee shall execute to CLC, security interest in the equipment. The amount paid to the Lessee by CLC hereunder shall be the "Funded Amount" as hereinafter described.

     b. DEPOSIT OR PAYMENT WITH PURCHASE ORDER: Lessee has ordered the Equipment and simultaneously with the execution of this Schedule, Lessee shall execute to CLC, security interest in the equipment. CLC will pay the amounts required for the purchase of the equipment as provided in the purchase order. Such payments shall be the "Funded Amount" as hereafter described.

     c. PROGRESS PAYMENT: The amount advanced by CLC under this Schedule shall be the Funded Amount as hereinafter described.

6. TERM: The term of this Schedule shall commence upon the execution hereof, and shall continue until termination by either: (a) the execution of a permanent Lease Schedule containing rates and terms agreeable to CLC and Lessee, consistent with the proposal letter or proposed permanent Lease Schedule, attached hereto, or (b) by CLC pursuant to the terms hereof, including, but not limited to a default in the Lease Agreement.

In the event Lessee fails to execute a permanent Lease Schedule prior to March 29, 1996, Lessee shall promptly pay CLC the Funded Amount as hereinafter defined and all other amounts advanced by CLC in connection with this transaction, including rent, late charges and interest as described herein, without further demand or notice. Upon such payment by lessee to CLC, of said amounts, CLC shall assign to Lessee all of CLC's rights, title and interest in the Equipment, thereby terminating all obligations of CLC to Lessee under this Schedule.

7. RENT: For the term of this Interim Lease Schedule, Lessee shall pay rent to CLC determined as follows: An amount of Rent which would be equal to interest on the principal sum of Five Hundred Forty-Two Thousand Eight Hundred Eleven and 29/100 Dollars ($542,811.29) (herein called "Funded Amount"), at the per annum rate of the prime rate (currently 8.50%) of Comerica Bank, as determined from time to time, commencing on December 27, 1995, until the expiration or termination of this Schedule. Interest shall be computed on a daily basis using a year of 360 days, and in such computation, effect shall be given to any change in the interest rate resulting from a change in said prime rate on the date of such change in said prime rate. The first rental shall be January 30, 1996, with subsequent rental payments due on the 30th of each succeeding month until the termination of this INTERIM LEASE SCHEDULE. If any part of the above described rental payments shall not be paid when due, Lessee shall pay to CLC, in addition to the rental payments due, a sum equal to five percent (5%) of the said delinquent rental amounts for each month or portion thereof for which said rental amounts are delinquent.

                       -2-
8. PERMANENT SCHEDULE AND INDEMNITY: Lessee agrees to fully indemnify and to hold CLC harmless from any damages, claims or loss of any kind, relative to this Schedule. CLC and Lessee agree that this Schedule and CLC's commitment to pay any amounts hereunder and to enter into a permanent Schedule shall be subject to CLC's continued satisfaction with Lessee's financial condition. Furthermore, if CLC deems itself insecure for any reason whatsoever, this Schedule may be terminated. In the event CLC shall give Lessee notice of the termination of this Schedule, all amounts due CLC hereunder shall become immediately due and payable to CLC without further notice.

The undersigned Lessee agrees to all the terms and conditions set forth above, and in witness thereof hereby executes this Interim Lease Schedule, this 27th day of December, 1995.

ACCEPTED:

Date:  December 27, 1995                    Dated:  December 27, 1995

COMERICA LEASING CORPORATION                THE COLONEL'S, INC.
(Lessor)                                    (Lessee)

By: /S/ BRIAN M. RIS                         By: /S/ RICHARD SCHOENFELDT
    Brian M. Ris                                 Richard Schoenfeldt
    Its:  Lease Marketing Officer                Its:  Controller

Comerica Leasing Corporation                 Lessee's Address
29201 Telegraph Road, 2nd Floor              620 South Platt Road
Southfield, MI 48034                         Milan, MI 48160






















                       -3-
December 27, 1995


Craig Hegstrom
Cambridge Underwriters, LTD.
15415 Middlebelt Road
Livonia, MI 48154

Phone Number: (313) 525-0927

RE:  PHYSICAL DAMAGE INSURANCE

     POLICY #35338463

     COMPANY:  FEDERAL INSURANCE COMPANY

     EXPIRATION:  OCTOBER 1, 1996

Dear Sir/Madam:

The undersigned is presently leasing the following equipment from Comerica Leasing Corporation:

          Equipment as further described on attached Exhibit "A"

Cost: $966,488.35

We hereby authorize and request that our policies be amended and that Certificates of Insurance be issued showing Comerica Leasing Corporation as loss payee for physical damage risks. We also request that 30-day notice to Comerica Leasing Corporation of cancellation be noted and provided in the certificates.

Please forward certificates to:

                       COMERICA LEASING CORPORATION
                        29201 Telegraph, 2nd Floor
                           Southfield, MI 48034

We appreciate your cooperation and request this matter be handled expeditiously.


                                   Very truly yours,


                                   THE COLONEL'S, INC.

                                   By:  /S/ RICHARD SCHOENFELDT
                                        Richard Schoenfeldt, Controller

                       -4-

                                                   Lease Agreement No. 2885
Dated: December 27, 1995                                  Schedule No. 001A
                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"

Equipment as fully described below:

     One (1) Busch Quadruplex Central Vacuum System and all accessories and attachments including;
     Four (4) Busch 25 HP Vacuum Pumps, Model #RC0630
     One (1) 400 Gallon Electrical Control Panel
     One (1) 8" Vacuum Header with Multiple Lines
     One (1) Gardner Denver Refrigerated Air Dryer
     One (1) 5 Micron Prefilter
     One (1) Automatic Drain
     One (1) Conair 10HP Vacuum Pump System and
     One (1) Conair Dust Collector System and all accessories and attachments including attachments for six (6) Thermoformers
     One (1) AEC, Inc. Flexible Hose and Tube Conveyor System, including; One (1) 20 HP TEFC, 6PSI Capacity Motor
     One (1) 4" Flexible Hose and Tube
     One (1) NEMA-12 Control Enclosure System
     One (1) Rotary Valve, Drop-Thru
     Two (2) 30 cubic foot full capacity 16" flanged cones
     Thirty (30) tubes of various size
     One (1) 1/2 HP TEFC Gear Motor; and all accessories and attachments

     One (1) Square-D Central Switch Gear & Electrical Circuit Panels and Breakers, Model #59980C

     Cabinet #1-1   Serial #D226966
     Cabinet #1-2   Serial #D226965
     Cabinet #1-3   Serial #D226963
     Cabinet #1-4   Serial #D71350
     Cabinet #2-1   Serial #D226960
     Cabinet #2-2   Serial #D226961
     Cabinet #2-3   Serial #D226962
     Cabinet #2-4   Serial #D71351
     Cabinet #3-1   Serial #D226968
     Cabinet #3-2   Serial #D226964
     Cabinet #3-3   Serial #D226825
     Cabinet #3-4   Serial #D226826
     Cabinet #3-5   Serial #D226870
     Cabinet #4-1   Serial #D226827
     Cabinet #4-2   Serial #D226868
     Cabinet #4-3   Serial #D71103
     Cabinet #4-4   Serial #D226869
     Cabinet #4-5   Serial #D226824


                       -5-
     One (1) Load Center - Main Cut Off, Switch #17-05999880A
     Two (2) Transformers, Serial Nos. 17-05998811A, and 44036-325-50; and all accessories and attachments

Agreed and Accepted:

COMERICA LEASING CORPORATION                 THE COLONEL'S, INC.
(Lessor)                                     (Lessee)

By: /S/ BRIAN M. RIS                         By: /S/ RICHARD SCHOENFELDT
    Brian M. Ris                                 Richard Schoenfeldt
    Its:  Lease Marketing Officer                Its:  Controller







































                       -6-